UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 30, 2024
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company held its 2024 Annual Meeting on January 30, 2024. At the meeting shareholders voted on the matters disclosed in the Company’s Proxy Statement filed on December 21, 2023. Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:
1.Election of each of the following 10 director nominees to the Company’s Board to serve until the Company’s 2025 Annual Meeting or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	222,447,518	2,037,055	66,857	8,146,641
Greg Creed	223,559,811	915,989	75,630	8,146,641
Brian M. DelGhiaccio	224,173,497	307,502	70,431	8,146,641
Bridgette P. Heller	223,218,393	1,258,473	74,564	8,146,641
Kenneth M. Keverian	224,161,906	318,399	71,125	8,146,641
Karen M. King	224,163,204	311,840	76,386	8,146,641
Patricia E. Lopez	223,515,140	969,347	66,943	8,146,641
Stephen I. Sadove	212,650,290	11,832,787	68,353	8,146,641
Kevin G. Wills	224,143,555	337,575	70,300	8,146,641
John J. Zillmer	216,918,709	3,767,132	3,865,589	8,146,641

2.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 27, 2024:

For	Against	Abstentions	Broker Non-Votes
232,584,359	41,878	71,834	0

3.Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2024 Annual Meeting of Shareholders filed on December 21, 2023:

For	Against	Abstentions	Broker Non-Votes
220,413,287	4,044,224	93,919	8,146,641

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	January 30, 2024	By:	/s/ LAUREN A. HARRINGTON
		Name:	LAUREN A. HARRINGTON
		Title:	Senior Vice President and
General Counsel